Exhibit 99.1
Ex
Opexa Therapeutics, Inc. Opexa Therapeutics, Inc. NASDAQ: OPXA Precision Immunotherapy October 2014 The Woodlands, TX Precision Immunotherapy (R)

Forward-Looking Statements All statements in this presentation other than those of historical fact, including statements regarding our preclinical and clinical development plans for Tcelna (R) and OPX-212, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities and possible regulatory approvals, if any, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “potential” and similar expressions, as well as the negative version of these words and similar expressions, are intended to identify forward-looking statements. Our forward-looking statements do not constitute guarantees of future performance, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in such statements. Our forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such drugs. Although we believe our expectations are reasonable, we do not in any way guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any forward-looking statements. Our forward-looking statements in this presentation speak only as of the date this presentation is actually delivered by us in person. We assume no obligation or undertaking to update or revise any statements to reflect any changes in our expectations or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make that further describe risks and uncertainties relevant to us in additional detail in our filings with the Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov.

Opexa Key Investment Highlights Personalized T-cell immunotherapy platform –Autologous cell therapy –Potential to address multiple therapeutic areas –Strong Patent Estate: 98 patents issued on T-cell platform (domestic and international) Lead Indication: Multiple Sclerosis –Ongoing Phase 2b trial in Secondary Progressive Multiple Sclerosis (SPMS) –Potential SPMS market in North America alone could exceed $7 Billion –Fast Track designation from the U. S. FDA for the treatment of SPMS –Option Agreement with Merck Serono, a strong potential commercial partner Pipeline (platform) expansion: OPX-212 for Neuromyelitis Optica (NMO) –No FDA approved drugs for the treatment of NMO –NMO is classified as an orphan disease –OPX-212 peak sales expected to reach ~$500 million potential range ~ $300 - subject to successful clinical development

Opexa: A Unique Drug Discovery Engine Personalized, targeted immune therapies Potential new autoimmune indications e.g. Type 1 Diabetes Lupus Myasthenia Gravis Several orphan diseases Secondary Progressive Multiple Sclerosis Neuromyelitis optica Strong IP Estate ImmPath®: Opexa’s Proprietary Platform Phase 2b Preclinical New provisional patent expands portfolio to cover B-cell diseases 98 issued patents, U.S. and international Covering T-cell diseases

Opexa Developing Highly Differentiated, Precision Therapies OPX-212 Preclinical Phase 1 Phase 2 Phase 3 Programs and indications Neuromyelitis Optica (NMO) IND enabling activities ongoing in 2H 2014 Tcelna (imilecleucel-T) * Relapsing Remitting Multiple Sclerosis (RRMS) Phase 3 not initiated *Option & License agreement signed with Merck Serono, MS indications only, worldwide, excluding Japan Research Secondary Progressive Multiple Sclerosis (SPMS) Phase 2b trial ongoing, data expected 2H 2016

Recent and Upcoming Expected Milestones Tcelna: Multiple Sclerosis 1H 2014: Completed Enrollment in Phase 2b SPMS trial 2H 2016: Top line results for Abili-T Phase 2b SPMS trial OPX-212: NMO 1H 2014: Initiated Early Development Plan Mid- 2015: Submit IND 2H 2015: Initiation of Clinical Development (subject to IND acceptance and financing) 2015/16: Apply for Orphan Designation and Fast Track

Financials Cash and Cash Equivalents (MM) as of June 30, 2014 $16.2 Shares outstanding (MM) as of June 30, 2014 ~27.7 Warrants (MM) (1) ~3.1 Stock Options (MM) (2) ~2.5 Debt None (1)Weighted average exercise price =$4.12 as of June 30, 2014 (2)Weighted average exercise price = $2.96 as of June 30, 2014

TCELNA® MULTIPLE SCLEROSIS TCELNA® (imilecleucel-T) MULTIPLE SCLEROSIS

Tcelna® Lead Program Targeting Secondary Progressive MS patients Fast Track Designation by FDA Phase 2b clinical trial ongoing Trial is fully enrolled: 190 patients with SPMS Top line data expected in 2H 2016 Design –Double-blind, 1:1 randomized, placebo-controlled –35 clinical sites in USA and Canada –Two annual courses of personalized therapy –Efficacy Endpoints: Primary-Whole Brain Atrophy, Secondary-Disease Progression Immune Monitoring being conducted in parallel –Comprehensive biomarker analysis

The Root Cause of Multiple Sclerosis: Activated T- cells Degrade Myelin and Damage Myelin Producing Cells Adapted by permission from Macmillan Publishers Ltd: NATURE REVIEWS IMMUNOLOGY 3, 483-492 (June 2003), copyright (2003) Cytokines Damage Damage In MS patients, the faulty immune system is not able to prevent the attack of a small sub-population of myelin reactive T-cells (MRTC) leading to: 1.Destruction of myelin sheath, the protective coating of nerve fibers 2.Destruction of oligodendroglial cells, which are responsible for producing myelin Therapeutic dose of Tcelna (attenuated T-cell clones) is injected subcutaneously This triggers an immune response specifically targeting circulating MRTC Immune cells, including Tregs, have been primed, or sensitized to specifically target the pathogenic MRTC for elimination or regulation Myelin peptide

Differentiation of Tcelna in SPMS SPMS $7 billion ? RRMS $13 billion ? Tcelna * glatiramer acetate Novantrone Blood Brain Barrier sealed natalizumab Beta interferon teriflunomide X Safe and well tolerated siponimod * Subject to successful clinical development and FDA approval X Lack of efficacy demonstrated in SPMS Undergoing testing in SPMS X Black box warning

Merck Serono Agreement signed 2013; strong potential partner Option and License Agreement for worldwide rights to all Multiple Sclerosis indications, excluding Japan If Merck Serono exercises option: –Merck Serono to fund Phase 3, pre-commercial and commercial activities –Merck Serono obtains rights to develop Tcelna for all MS indications –Worldwide rights excluding Japan Opexa received $5 million upfront option fee at signing Opexa has potential to receive additional $220 million in milestone payments, and Royalties ranging from 8% to 15% of annual net sales with step-ups occurring if net sales exceed $500 million, $1 B & $2 B Opexa maintains key rights –Development and commercialization rights to Tcelna in Japan –Certain manufacturing rights –Co-development funding option in exchange for increased royalties –Rights to all other disease indications

CLINICAL DATA: MULTIPLE SCLEROSIS CLINICAL DATA: MULTIPLE SCLEROSIS

Tcelna Development Program Broad Spectrum of Multiple Sclerosis patients enrolled in clinical trials Phase Completion Dates Population Total N Treatment Duration (months) Tcelna Placebo Baylor 1998 RRMS, PPMS, SPMS (26) 114 Up to 24 months 114 Phase I dose escalation 2006 RRMS (5) SPMS (6) 16 12 16 - Phase I/II Open label retreatment 2007 RRMS (9) SPMS (4) 13 12 13 - Phase IIb TERMS 2008 RRMS, CIS 150 12 100 50 Phase IIb extension OLTERMS 2008 RRMS, CIS 38 At least one dose post TERMS 15 from placebo arm Phase IIb Abili-T 2H 2016* SPMS 190* 24* 95* 95* * Expected upon completion of ongoing SPMS Abili-T trial

Mechanism of Action Reduction in Myelin Reactive T-Cells -100%-90%-80%-70%-60%-50%-40%-30%-20%-10%0%Week 0Week 5Week 13Week 21Week 28Week 52Results from Tcelna dose ranging studies: Published in Clinical Immunology (2009) 131, 202-215 Reduction in MRTC Dose 2 Dose 3 Dose 4 Each dose consisting of 30-45 x 106 cells Dose 1 Tcelna Demonstrated a Reduction in Myelin Reactive T-cells (MRTC)

Phase 2b RRMS clinical trial Tcelna showed 37% improvement over placebo (mITT) 0.214 0.339 00.050.10.150.20.250.30.350.437% Reduction in Annualized Relapse Rate (ARR) 37% Reduction in Annualized Relapse Rate (ARR)TcelnaPlacebon=94 n=48 Relapses/Patient/Year 37% Total mITT population

Phase 2b RRMS Clinical Trial Reversal of Disability in Prospective Analysis in More Active Patients Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1) 2.4 2.23 2.2 2.39 2.102.152.202.252.302.352.402.45EDSS Score (Mean) BASELINE WEEK 52 TcelnaPlacebo(p=0.045) Statistically Significant Improvement in Disability (p=0.045) 55% Reduction in ARR Change in Disability (EDSS) at Week 52 0.28 0.63 00.10.20.30.40.50.60.7TcelnaPlacebo55% Annualized Relapse Rate (ARR) at Week 52 Annualized Relapse Rate (ARR) at Week 52 Relapses/Patient/Year

Phase I/II SPMS Clinical Trials Tcelna Stabilizes Disease in SPMS at 2 Years 80% 20% 40% 0%20%40%60%80%100%Percent of Patients Showing Disease Stabilization Stabilization vs. Historical Progression Stabilization vs. Historical Progression StableProgressed80% of patients showed no further disease progression by EDSS at 2 years Historical Disease Progression Tcelna Open Label (n=35) *A small percentage of patients in pooled analysis showed an improvement (i.e. decrease in progression) **Historical control: ESIMS Study, published Hommes Lancet 2004

IMMPATH® : PROPRIETARY DRUG DEVELOPMENT PLATFORM IMMPATH® : PROPRIETARY DRUG DEVELOPMENT PLATFORM

Proprietary Platform Leverage existing platform to generate new drug candidates ImmPath® Manufacturing Process Predecessors to Manufacturing Manufacturing Dispensation Epitope Shipment of blood to Opexa Profiling  Specimen logged and assigned a performed unique identifier number to define patient specific peptide reactivity necessary for manufacturing Clonal expansion of  Cells thawed antigen-specific T-cells and diluted Cryopreservation of in excipient cell lines Attenuated Release testing Product released from QA Shipped to physician’s office Procurement Drug Shipment T-cell expansion (drug substance) Centralized Accessioning Patient Screening Final Formulation (Drug Product)

Strengths and Advantages of Opexa Platform Potential Reduced Time and Cost to First in Man Study ImmPath, Opexa proprietary platform –Advantages: Possibility exists to generate multiple drug candidates Potential reduction in time to market Potential reduction in development cost Preclinical timeline and cost: –From initiation of development program to IND Opexa goal: < 1 year; <$1 million Others: 3-4 years; $3-5 million

OPX-212: NEUROMYELITIS OPTICA (NMO) OPX-212: NEUROMYELITIS OPTICA (NMO)

OPEXA THERAPEUTICS

Comprehensive Process to Determine Optimal Additional Indications for Opexa

Potential Disease Targets off Platform

Addison's disease
Autoimmune hemolytic anemia
Celiac Disease
Goodpasture's syndrome
Grave's Disease
Hashimoto's thyroiditis
Idiotypic thrombocytopenic purpura
Myasthenia Gravis
Neuromyelitis Optica (NMO)
Pemphigus vulgaris/foliaceus
Primary Biliary Cirrhosis
Rheumatic heart disease
Systemic lupus erythematosus
Sjögren's syndrome
Type 1 Diabetes

Evaluation Criteria

- Unmet medical need
- Competitive landscape
- Disease incidence
- Single antigen immunity
- Multiple antigen immunity
- Likely duration of Phase 1/2 clinical trial
- Likely cost of Phase 1/2 clinical trial
- Clinical endpoint
- Efficacy biomarker known
- Animal model available

Short List of Diseases


Disease 1
Disease 2
Disease 3

NMO

First Disease Target

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NMO: A rare disease of the Central Nervous System Neuromyelitis optica (NMO) is a rare or orphan autoimmune disease Immune system cells and antibodies mistakenly attack and destroy myelin cells in the optic nerves and the spinal cord Individuals with NMO develop optic neuritis, which causes pain in the eye and vision loss, and transverse myelitis, which causes weakness, numbness, and sometimes paralysis of the arms and legs There are no FDA-approved therapies for NMO Affects any age varying from 3 to 90 years, the average age of onset ~41 years An orphan disease with no FDA-approved therapy Image reprinted with permission from MultiView, Inc.

Disease Pathogenesis An astrocytopathic disease of the CNS characterized by optic neuritis, transverse myelitis; it is a B-cell-dependent disease associated with anti-aquaporin-4 antibodies NMO Pathogenic T-Cells Anti-AQP-4 Plasma Cell Binding to AQP4 channels on the astrocytes Increase astrocyte permeability Neuroinflammation AQP-4 expression Complement activation Axonal loss CD4+ T-cell CD69 Infiltration of macrophages and granulocytes Neutrophils Eosinophils ↑ IL-17/IL-8 B-cell Macrophages Demyelination Activated T-cell/Th-17 Necrosis B-Cells Inflammatory Cells NMO Lesion AQP4 antibodies that penetrate the CNS and bind to AQP4 channels on the astrocyte Astrocyte damage leads to Inflammation Oligodendrocyte injury Demyelination Neuronal loss Migration of inflammatory cells leads to localized inflammation

Potential Intervention Points for T-cell Therapy T-cell therapy believed to inhibit AQP-4 autoantibody, pro-inflammatory cytokines and prevent infiltration of macrophages and granulocytes Without the pathogenic T-cell, the B-cell does not signal the production of the AQP-4 antibody Possible results: Reduce tissue damage May favor repair and remyelination of axons Reduce frequency and severity of Relapses of clinical disease OPX-212 expected to down regulate pathogenic AQP-4 T-cells NMO Pathogenic T-Cells Anti-AQP-4 Plasma Cell Binding to AQP4 channels on the astrocytes Increase astrocyte permeability Neuroinflammation AQP-4 expression Complement activation Axonal loss CD4+ T-cell CD69 Infiltration of macrophages and granulocytes Neutrophils Eosinophils ↑ IL-17/IL-8 B-cell Macrophages Demyelination Activated T-cell/Th-17 Necrosis B-Cells Inflammatory Cells Expected to prevent infiltration of Neutrophils, Eosinophils and Macrophages Preventing the damage of the AQP-4 channel of the astrocyte NMO Lesion OPX-212 OPX-212

Current therapeutic approach Systemic immunosuppression can lead to infections and cancers. Long term consequences not understood Fails to re-educate the immune response for immune ‘tolerance’ to AQP-4 NMO Potential to avoid systemic immunosuppression Potential to selectively decrease AQP-4 reactive T-cells, and subsequently impact anti-AQP-4 antibody titer Stabilization of disease by preventing further destruction of AQP-4 expressing astrocytes, thereby limiting secondary demyelination of nerve fibers OPX-212 OPX-212 represents a unique T-cell immunotherapeutic approach in NMO

OPEXA THERAPEUTICS

Orphan Drug Model:
Substantial Regulatory Advantages

- Rare diseases, also known as orphan diseases, individually affect small groups of patients but are estimated to affect over 25 million people alone in the U.S.
- Orphan disease defined as affecting less than 200,000 patients in the U.S.
- Orphan drug market estimated at > $50 billion in 2011

Orphan Drug Development Advantages


Phase II to launch clinical development time
Orphan
Non-orphan
*
0
2
4
6
Years
* Denotes statistical significance (p<0.05)

Decreased development times (from Phase 2 to launch)


Probability of regulatory success
Orphan
Non-orphan
*
84%
86%
88%
90%
92%
94%
* Denotes statistical significance (p<0.05)

Greater chance of regulatory success

Reprinted from Drug Discovery Today, 17/ 13-14, Meekings, Willilams & Arrowsmith, Orphan Drug Development: An economically viable strategy for biopharma R & D, 660-664, 2012, with permission from Elsevier

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OPEXA THERAPEUTICS

Orphan Drug Model:

Significant Economic and Commercial Potential

- Market exclusivity for orphan designated drugs:
  - U.S. 7 years; EU 10 years

Opexa has potential to pursue orphan drug strategy, possibly for several diseases


R & D related drivers
Tax Credits
R & D Grants
Shorter Development Timelines
Greater Regulatory Success
Favorable Reimbursement
Lower Hurdles to Approval
Longer Exclusivity
Faster Uptake
Premium Pricing
Orphan Drug Strategy
Commercial related drivers

Reprinted from Drug Discovery Today, 17/ 13-14, Meekings, Willilams & Arrowsmith, Orphan Drug Development: An economically viable strategy for biopharma R & D, 660-664, 2012, with permission from Elsevier

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NMO Development Program OPX-212 Early Development Plan was initiated in Q1 2014 Planned Development Activities 2014 Preclinical Development Mid-2015 IND submission (subject to successful preclinical development) 2H 2015 Clinical Development (subject to FDA review and acceptance of IND) Completed Activities √ Q1/2 2014 Regulatory/Clinical -Pre-IND meeting conducted with FDA -Engaged Thought Leaders -Engaged Patient Advocacy Groups √ Q1/2 2014 R&D, Process Development, Manufacturing -Scientific justification of Mechanism of Action -Detection of EPA response in multiple NMO patient samples -Successful preclinical manufacturing runs Expect minimal impact on cash burn to IND submission

NMO Early Development Program Activities to support IND submission; Process and Product Development NMO patient apheresis samples are being utilized to help develop the Epitope Profile Assay to define T-cell reactivity to AQP4, as well as to refine the manufacturing process for OPX-212, and executing on CMC runs NMO patient blood draw samples are being tested for inter-patient epitope diversity in T-cell reactivity to AQP4 NMO patient blood draws are being collected on a monthly basis for 6 months in order to test for intra-patient variability over time Pre-clinical ‘bio-activity’ study in mice to demonstrate the potential of a prototype murine attenuated anti-AQP4 product to modulate immunity to AQP4

OPX-212: Potential US product launch projected as early as 2021



Clinical Development Program *
Phase I/II Proof-of-Concept Trial
Phase III Registrational Trial
U.S. Approval & Launch
Orphan Drug Designation
Fast Track Designation
Submit IND
BLA filing
2015
2016
2017
2018
2019
2020
2021
2022

<u>Phase 1/2 Proof-of-Concept Protocol*</u>

- N=18-24
- Efficacy endpoints
    - Reduction in AQP4 T-cells
    - Time to relapse and number of relapses
    - Quality of life measures

<u>Phase 3 Single Registrational Protocol*</u>

- N=~100
- Placebo-controlled
- Primary endpoint is safety and efficacy
    - Time to relapse
    - Number of relapses
    - Quality of life measures

** Subject to FDA review and approval, resource funding*

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Global Patient Breakdown in 2021 North America: EU:19% Global patient numbers estimated at 70,000 – 140,000 Japan 11% China 51%

NMO Investment Thesis Any therapy that could achieve tolerization of the AQP-4 reactive T-cells may offer a cure for NMO OPX-212 has the potential to address the root cause of NMO OPX-212 leverages Opexa’s T-cell platform to B-cell mediated orphan diseases Opexa retains world wide economics from OPX-212. Product has potential to generate $300 - $500 million in peak sales Higher prevalence of NMO in Asia could complement Opexa’s MS rights in Japan IND filing expected in Mid 2015 Open label Phase I/II clinical trials expected to start in 2H 2015 (subject to IND acceptance and financing) subject to successful clinical development

Experienced Management Team and Board of Directors Neil Warma, President & CEO, Director 19+ years international healthcare experience with large Pharma and emerging biotechnology companies Former Senior Management, Novartis Pharmaceuticals, Basel, Switzerland Former CEO, Viron Therapeutics, Inc. Co-founder and President of MedExact Inc., a company subsequently acquired Karthik Radhakrishnan, Chief Financial Officer 10+ years of health care capital markets experience Formerly, Vice President at ING Investment Management ›MBA, MS in Engineering, CFA charter holder Don Healey, Ph.D., Chief Scientific Officer 25+ years of experience in cellular immunology and immune regulation Former Director of Immunology, Argos Therapeutics Donna Rill, Chief Development Officer 30 years in cell and gene therapy research and clinical application Designed and validated cGMP Cell & Gene Therapy Laboratories, Vector Production facilities, and Translational Research Labs Kenny Frazier, VP of Clinical Dev. and Regulatory Affairs 25+ years of extensive clinical and regulatory experience Formerly, Head of Clinical Operations, Lexicon Pharmaceuticals and Tanox, Inc. Board of Directors Timothy Barabe Board member of Arqule, Inc.; Former CFO of Affymetrix, Human Genome Sciences, Inc., Regent Medical UK and Sandoz GmbH Dr. Hans-Peter Hartung Chair of Neurology at Heinrich-Heine University, Germany; Executive Board member of ECTRIMS Gail J. Maderis CEO, BayBio, Former CEO of Five Prime Therapeutics, Founder of Genzyme Molecular Oncology Michael S. Richman CEO, Amplimmune Scott B. Seaman Executive Director, Alkek Foundation Neil K. Warma President & CEO, Opexa

SPMS Scientific Advisory Board Dawn McGuire, M.D., FAAN (Chair) Advisory Council of the Gill Heart Institute Former Vice President of Clinical Research at Elan Pharmaceuticals Hans-Peter Hartung, M.D Chair of Neurology at Heinrich-Heine University, Düsseldorf Executive Board member of ECTRIMS, World Health Organization Advisory Board on MS Mark S. Freedman, M.D. Director of the Multiple Sclerosis Research Unit at Ottawa Hospital Multiple Sclerosis Society of Canada, National MS Society (USA) ACTRIMS committee member Clyde Markowitz, M.D. Director of MS Center at the University of Pennsylvania Doug Arnold, M.D. James McGill Professor Neurology and Neurosurgery at the Montreal Neurological Institute Edward Fox, M.D., Ph.D. Director of Multiple Sclerosis Clinic of Central Texas Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis Society

Opexa Investment Thesis PIPELINE Tcelna: Secondary Progressive MS, limited competition, $7BN potential market OPX-212: Recently launched development program in NMO, no approved therapies, orphan indication Precision Immunotherapy potentially optimizes benefit-risk profile VALIDATION Option agreement secured with Merck Serono – strong potential partner FDA Fast track designation for Tcelna in SPMS Esteemed Scientific Advisory Board TECHNOLOGY Proprietary Platform: potential to yield multiple drug candidates Differentiated, personalized approach Strong patent estate (98 domestic and international)